SUPPLEMENT DATED MARCH 12, 2026 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025, as supplemented,
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF
VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN NAME, INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and the current Statement of Additional Information ("SAI") for VanEck ETF Trust (the “Trust”) regarding VanEck Copper and Green Metals ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
At a meeting held on March 11, 2026, the Board of Trustees of the Trust considered and unanimously approved changing the Fund's name to “VanEck Copper and Electrification Metals ETF” and changing the Fund’s principal investment strategy, including the Fund’s non-fundamental 80% investment policy, in connection therewith. Additionally, MarketVector Indexes GmbH, the Fund’s index provider, is expected to change the name of the Fund’s benchmark index to the “MarketVector Global Electrification Metals Index.” These changes will be effective on or about June 1, 2026 (the “Effective Date”). These changes will not materially impact the way in which the Fund is managed or its portfolio holdings, and the Fund’s investment objective will not change.
Accordingly, on the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are modified to include the following changes:
All references to “VanEck Copper and Green Metals ETF,” “Green Metals Companies,” “green metals,” “MVIS Global Clean-Tech Metals Index” and “Clean-Tech Metals Index” in the Fund’s Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with “VanEck Copper and Electrification Metals ETF,” “Electrification Metals Companies,” “electrification metals,” “MarketVector Global Electrification Metals Index” and “Electrification Metals Index,” respectively.
The first paragraph of the “Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:
The Fund normally invests at least 80% of its total assets in securities of Electrification Metals Companies. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The Electrification Metals Index is a global index that tracks the performance of Electrification Metals Companies. “Electrification Metals Companies” are companies involved in the production, refining, processing and recycling of electrification metals. “Electrification metals” are metals, including copper and certain rare earth and strategic metals, used in the applications, products and processes that enable global electrification. Electrification metals are critical to power generation, transmission and distribution, clean energy technologies, and grid infrastructure and technologies. To be initially eligible for the Electrification Metals Index, companies must generate at least 50% of their revenues from electrification metals or have at least 50% of their mineral resources related to electrification metals.
The “Green” Metals Risk” in the “Summary Information - Principal Risks of Investing in the Fund” and the “Additional Information about the Funds' Investment Strategies and Risks - Risks of Investing in the Funds” sections of the Fund’s Prospectus and the “Principal Risks of Investing in the Fund” section of the Fund’s Summary Prospectus is hereby deleted and replaced with the following:
Electrification Metals Risk. Investments in companies involved in the production, refining, processing and recycling of electrification metals are subject to a variety of risks. Under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. The value of electrification metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal (including the availability of substitutes and disruptions in the supply chain); environmental or labor costs, political, legal, financial, accounting and tax matters and other events beyond the Fund’s control. In addition, some companies that rely on electrification metals may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Further, the principal supplies of electrification metals may be concentrated in a small number of countries and regions.

There may be significant differences in interpretations of what is considered an “electrification” metal, and the definition used by the Index Provider may differ with those used by other investors, investment advisers or index providers. The sector in which such companies operate may also have challenges such as a limited number of issuers and limited liquidity in the market, which may adversely affect the Fund.

Please retain this supplement for future reference.